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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 5, 1996



            Commission File Number:  1-6828                              Commission File Number:  1-7959

                    STARWOOD LODGING                                            STARWOOD LODGING
                         TRUST                                                    CORPORATION

 (Exact name of registrant as specified in its charter)      (Exact name of registrant as specified in its charter)


                        Maryland                                               Maryland
              (State or other jurisdiction                           (State or other jurisdiction
           of incorporation or organization)                      of incorporation or organization)

                       52-0901263                                             52-1193298
          (I.R.S. employer identification no.)                   (I.R.S. employer identification no.)

          2231 East Camelback Road, Suite 410                    2231 East Camelback Road, Suite 400
                 Phoenix, Arizona 85016                                 Phoenix, Arizona 85016
            (Address of principal executive                        (Address of principal executive
              offices, including zip code)                           offices, including zip code)

                     (602) 852-3900                                         (602) 852-3900
            (Registrant's telephone number,                        (Registrant's telephone number,
                  including area code)                                   including area code)
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ITEM 5.          OTHER EVENTS

         On December 5, 1996, Starwood Lodging Trust, a real estate investment trust whose shares are paired and trade together as a unit with the shares of Starwood Lodging Corporation (the "Corporation"), jointly announced with the
Corporation a 3 for 2 stock split in the form of a 50% stock dividend (i.e., a 1/2 share dividend for each whole paired share outstanding). This dividend will be payable on January 27, 1997, to shareholders of record on December 30, 1996.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



STARWOOD LODGING TRUST                    STARWOOD LODGING CORPORATION



By:      /s/ Ronald C. Brown              By:  /s/ Alan M. Schnaid
         ----------------------------          ----------------------------
         Ronald C. Brown                       Alan M. Schnaid
         Senior Vice President and             Vice President and
         Chief Financial Officer               Corporate Controller



Date:  December 11, 1996